Exhibit 10.1

EXECUTION COPY

COLLATERAL MAINTENANCE AND PRESERVATION AGREEMENT

THIS COLLATERAL MAINTENANCE AND PRESERVATION AGREEMENT (“Agreement”) is made and effective as of the 1st day of August, 2012 (“Effective Date”) by and among NEDAK ETHANOL, LLC, a Nebraska limited liability company (“Borrower”), and AGCOUNTRY FARM CREDIT SERVICES, FLCA (formerly Farm Credit Services of Grand Forks, FLCA) (“Lender”).  Capitalized terms that are not defined in this Agreement shall have the meaning ascribed to the terms in the other Loan Documents (as defined below) unless the context requires otherwise.

R E C I T A L S

A.           Borrower and Lender have entered into that certain Master Credit Agreement dated as of February 14, 2007 (the “Original Master Credit Agreement”), as amended and supplemented by that certain First Supplement to Master Credit Agreement dated as of February 14, 2007, as further amended and supplemented by that certain Second Supplement to Master Credit Agreement dated as of February 14, 2007, as further amended and supplemented by that certain Third Supplement and Forbearance Agreement to Master Credit Agreement dated as of April 11, 2008, as further amended and supplemented by that certain Fourth Supplement and Forbearance Agreement to Master Credit Agreement dated as of March 29, 2009, as further amended and supplemented by that certain Fifth Supplement and Forbearance Agreement to Master Credit Agreement dated as of September 30, 2009, as further amended and supplemented by that certain Sixth Supplement and Forbearance Agreement to Master Credit Agreement dated July 30, 2010, and as further amended and supplemented by that certain Seventh Supplement and Forbearance Agreement dated February 1, 2011 (all of the foregoing, as amended, replaced, restated, modified, or supplemented from time to time, collectively, the “Original Credit Agreement”), that certain Construction and Term Loan Note dated February 17, 2007, in the original aggregate principal amount of Forty-two Million Five Hundred Thousand Dollars ($42,500,000) (as amended, replaced, restated, modified, or supplemented from time to time, the “Original Note”), and the other instruments, assignments, documents and agreements contemplated by or related to the Original Credit Agreement, pursuant to which the Lender has extended certain credit facilities and accommodations to Borrower under the terms and conditions set forth in the Original Credit Agreement (collectively, with the Original Credit Agreement and the Original Note, the “Original Loan Documents”).

B.           Borrower granted Lender a continuing Lien in all of Borrower’s now owned or hereafter acquired right, title and interest in and to any and all of Borrower’s real and personal property assets in order to secure the payment and performance of all Obligations to or arising in favor of Lender under the Loan Documents and otherwise, including, but not limited to, all goods, accounts, equipment, machinery, tooling, general intangibles, inventory, deposit accounts, letter-of-credit rights, commercial tort claims, securities, investment property, contract rights, fixtures and real estate whether now owned or hereafter arising (the foregoing items of collateral and other assets and rights described in the Loan Documents, together with all proceeds of any of the foregoing, collectively referred to herein as the “Collateral”).  Lender duly and timely perfected and recorded its Liens in the Collateral in accordance with applicable law and retains a first priority Lien in the Collateral by virtue thereof.

C.           Borrower defaulted on its obligations to Lender under the Original Credit Agreement and other Original Loan Documents and has, on a number of occasions prior to the date hereof, requested that Lender forbear from exercising its rights and remedies under the Original Master Agreement, the Original Note and the other Original Loan Documents as a result of such defaults in order to afford Borrower a period of time within which to explore various strategic alternatives for restoring financial stability and raising additional capital needed for working capital purposes, debt service and restoring financial stability.  Lender has previously agreed to forbear for certain periods of time pursuant to the terms of various supplements and forbearance agreements.

D.           Borrower subsequently requested that the Original Credit Agreement be amended and restated to restructure and re-document the loans and other credit facilities provided by Lender under the Original Credit Agreement.  On December 31, 2011, Borrower duly executed and delivered to Lender that certain Amended and Restated Master Credit Agreement (the “Amended and Restated Master Agreement”), that certain First Supplement to the Amended and Restated Master Credit Agreement (the “First Supplement” and all of the foregoing, as amended, replaced, restated, modified, or supplemented from time to time, collectively, the “Amended Credit Agreement”), that certain Amended and Restated Term Loan Note in the original aggregate principal amount of Forty-two Million Five Hundred Thousand Dollars ($42,500,000) (as amended, replaced, restated, modified, or supplemented from time to time, the “Amended Note”) and other instruments, assignments, documents and agreements contemplated by or related to the Amended Credit Agreement (including, but not limited to, the Security Agreement, the Deed of Trust and the Collateral Assignments, all of which were specifically reaffirmed except to the extent specifically otherwise agreed or superseded by the Amended and Restated Master Credit Agreement), pursuant to which the Lender has extended certain credit facilities and accommodations to Borrower under the terms and conditions set forth in the Amended Credit Agreement (collectively, with the Amended Credit Agreement and the Amended Note, the “Loan Documents”).  Borrower acknowledges that it received more favorable credit terms and other substantial benefits from the restructured loan transactions and the Loan Documents.

E.           Borrower failed to make the regularly scheduled payments of principal and interest due under the Loan Documents.  On June 11, 2012, Borrower delivered to Lender that certain Notice of Event of Default pursuant to which Borrower advised Lender of the occurrence of multiple material defaults each constituting an Event of Default under the Loan Documents (the “Borrower Default Notice”).  Borrower delivered a similar default notice to the TIF Lender, which default also constitutes a material Event of Default by Borrower under the Amended Loan Documents.  Borrower also advised Lender in connection with the Borrower Default Notice and otherwise that it did not have the ability to pay its debts as they become due, that it intended to cease ordinary operating activities and that Borrower did not have any plans for curing the outstanding Events of Default or access to committed capital from its stakeholders or other sources necessary to cure the Events of Default and provide adequate assurances of future performance.  Borrower has ceased ordinary operational activities and taken steps to idle the plant and suspend normal business activities.

F.           On June 19, 2012, Lender delivered to Borrower a Notice of Continuing Default & Demand for Payment pursuant to which Lender provided notice of the Events of Default, accelerated the Amended Note and demanded the full and immediate payment of all amounts due under the Amended Note (the “Lender Default Notice”).  As of June 19, 2012, the aggregate outstanding balance due and owing to Lender in connection with the Amended Note and other obligations under the Loan Documents was not less than Twenty-four Million Seven Hundred and Eighty-Six Thousand One Hundred and Sixty-Eight Dollars and Ninety-Four Cents ($24,786,168.94), together with interest, attorneys’ fees, costs, expenses and other sums due or becoming due under the Loan Documents (the foregoing amounts and categories of obligations and other amounts and categories of obligations described in or contemplated by the Loan Documents are collectively referred to herein as the “Obligations” or the “Secured Obligations”).  Borrower acknowledges that interest and other charges continue to accrue at the default rate specified in the Loan Documents.

G.           Borrower acknowledges that one or more defaults and Events of Default under the Loan Documents have occurred and remain uncured, including without limitation, the Events of Default described in Recital E through F of this Agreement (the “Defaults”), that such Defaults are material and that while Lender has not availed itself of remedies and actions that it is entitled to, Lender does not waive its right to take such other and further action Lender may deem necessary or desirable at any time, now or in the future, with or without further notice.

H.           Borrower acknowledges the existence of the Defaults and also acknowledges receipt from Lender of the Lender Default Notice and all other notices and information that may be required under the Loan Documents and applicable law.

I.           Notwithstanding the existence of the Defaults, Borrower has requested that Lender consent to the use of cash constituting proceeds of Lender’s Collateral (“Cash Collateral”) and has also requested that Lender make certain additional Advances to or for the benefit of Borrower in order to fund certain budgeted expenses Borrower has determined to be necessary to idle the Project and for the maintenance, protection and preservation of the Collateral (collectively, the “Protective Advances”).

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           Recitals.  Borrower acknowledges and agrees that each of the Recitals and facts set forth in Paragraphs A through I above is true and correct and is incorporated herein by this reference and made a part hereof.

2.           Reaffirmation of the Obligations and the Terms and Undertakings of the Loan Documents and Other Agreements.  Borrower acknowledges and agrees that the Obligations are due and owing to Lender without setoff, defense or counterclaims of any kind whatsoever, and that Borrower is absolutely and unconditionally liable to Lender for the Obligations to the full extent set forth in the Recitals together with any interest and other costs (including attorneys’ fees, expenses and collection costs) that continue to accrue after the date hereof, and that such liability is not subject to any defense, setoff or counterclaim.  Except as specifically otherwise agreed herein or superseded hereby, Borrower acknowledges and agrees that the terms of the Amended Credit Agreement, the Amended Note, any other Loan Documents, and any other agreements delivered in favor of Lender prior to the date hereof are valid and remain in full force and effect in accordance with their terms, and are hereby reaffirmed and restated effective as of the date hereof as if fully set forth herein.  Without limiting the generality of the foregoing, Borrower acknowledges and reaffirms its obligations and Lender’s rights under Section 8.03 of the Amended and Restated Master Agreement and under the Security Agreement, the Deed of Trust, the Control Agreements and the Collateral Assignments.

3.           Validity and Enforceability of the Master Agreement, Note, Loan Documents and Other Agreements.  Borrower acknowledges and agrees that the Amended and Restated Master Credit Agreement, Amended Note, and any other Loan Documents, are valid, binding and fully enforceable according to their terms.  Any technical defects in the Amended Credit Agreement, the Amended Note or any other Loan Documents, whether known or unknown, are hereby unconditionally and absolutely waived by Borrower.  Borrower hereby waives any and all rules of construction, if any, and arguments that this Agreement and other Loan Documents are to be construed against Lender as a result of its participation in the drafting hereof and thereof.

4.           No Waiver by Lender of Existing Defaults, Rights and Remedies.  Notwithstanding anything herein to the contrary or the transactions contemplated hereby, Borrower is and shall remain liable under the Amended Credit Agreement, the Amended Note and all other Loan Documents.  Nothing in this Agreement or otherwise should or shall be construed as a waiver by Lender of the Defaults or any other existing Events of Default; there is no waiver of any existing defaults, whether such defaults have been specified herein or not.  Lender retains and has not waived any of its rights and remedies set forth in the Amended Credit Agreement, the Amended Note, the other Loan Documents or provided for at law, including without limitation its continuing right to enforce its security interest and Liens in the Collateral or any portion thereof.

5.           Requests for Use of Cash Collateral and Requests for Discretionary Protective Advances; No Commitment.  Borrower has submitted to Lender a budget prepared by Borrower that it represents as being prepared in good faith and based upon reasonable assumptions and includes expenses that it believes to be necessary to maintain, protect and preserve the assets of Borrower constituting Collateral (as may be amended, replaced, restated, modified, or supplemented from time to time the “Budget”).  Borrower acknowledges that Lender has not agreed to fund the expenses set forth in the Budget or otherwise and makes no commitment herein to do so.  Borrower has made and intends to make various requests for authority to use Lender’s Cash Collateral and for Protective Advances consistent with the Budget in all material respects for Lender’s consideration.  Each request for use of Lender’s Cash Collateral and for a Protective Advance shall be made pursuant to a written request delivered to Lender substantially in the form attached hereto as Exhibit A and contain such other information as Lender may require in its sole and absolute discretion (“Draw Request”).  Each Draw Request shall be consistent with the Budget in all material respects.  Lender shall have no obligation of any kind to consent to Borrower’s requests to use of Cash Collateral or make any

Protective Advances.  Any such consent or Advance, to the extent given or made for which there can be no assurance, shall be in the sole and absolute discretion of Lender and nothing contained in the Budget or otherwise shall constitute a commitment on the part of Lender to give any such consent or make any Protective Advance.  No previous consent or funding of any Protective Advance shall constitute a course of dealing or be construed as an express or implied commitment on the part of Lender to consent to other requests by Borrower to use Cash Collateral or make any other Protective Advances.  All Protective Advances shall, unless Lender agrees otherwise, be deposited in Borrower’s existing Deposit Account that is and shall be subject to a Control Agreement in favor of Lender.  All Protective Advances and other payments made or expenses incurred by Lender are and will become part of the Obligations and secured by Liens in the Collateral.  All Protective Advances and all payments made and expenses incurred by Lender will bear Default Interest as specified and set forth in the Loan Documents and shall be recorded by Lender in its records, which, absent manifest error, shall be conclusive evidence of all such advances and payments.

6.           No Agreement on the Part of Lender to Forbear.  Lender has lawfully accelerated the Loan and demanded the immediate payment in full of the Obligations.  Recognizing that Lender retains and has not waived any Defaults or any of its rights and remedies under the Amended Credit Agreement, the Amended Note, the other Loan Documents and provided for at law, the parties understand and agree that Lender has and will continue to have the immediate right to demand payment of the Obligations and future indebtedness and to exercise its enforcement rights under the Amended Credit Agreement, the Amended Note and the other Loan Documents.  Notwithstanding any requests by Borrower for use of Cash Collateral or for Protective Advances that Lender may agree to in its sole and absolute discretion, nothing in this Agreement or otherwise shall constitute a course of dealing or an agreement on the part of Lender to forbear from exercising its enforcement rights or any remedy that may be available, including its rights in and against the Collateral or otherwise under any operative agreement or applicable law.

7.           Representations and Warranties.  Borrower hereby represents and warrants to the Lender as follows:

a.      Corporate Power; Authorization.  Borrower has the full legal power, and has been duly authorized by all requisite corporate or limited liability company action, to execute and deliver this Agreement and the agreements set forth herein or contemplated hereby, and to perform its obligations hereunder and thereunder.  Borrower has duly executed and delivered this Agreement, which agreement constitutes the legal, valid and binding obligation of Borrower, fully enforceable in accordance with its terms.

b.      Accuracy of Financial Information.  All financial information concerning Borrower, Borrower’s operations, and the Collateral, all financial statements, budgets, reports and other records concerning the same provided to Lender as of the date hereof and that may be provided to Lender after the date hereof, has been maintained in a timely, accurate and complete manner in accordance with generally accepted accounting principles, and such information accurately and honestly reflects and represents the capital structure of Borrower, its assets (including the Collateral) and liabilities, and its treatment of the same.

c.      No Violation.  The execution, delivery, and performance of this Agreement do not and will not (i) violate any law, rule, regulation, or court order to which Borrower is subject, or (ii) conflict with or result in a breach of Borrower’s organizational documents or any agreement or instrument to which Borrower is a party or by which its properties are bound.

8.           Covenants.  Borrower hereby agrees and covenants that:

a.      Preservation and Protection of Collateral.  Borrower shall use its best efforts to secure, preserve and protect the Collateral from dissipation, waste or diminution in value and maintain its condition.

b.      Status Reports and Information.  Borrower shall keep Lender informed on a timely basis of matters impacting the maintenance, preservation and security of the Collateral.  Borrower and its officers, representatives and agents shall participate in periodic telephonic or in-person conferences with Lender, as Lender may request, and further agree to provide to Lender status reports and other information concerning Borrower and the Collateral as Lender may request from time to time.

c.      Material Developments.  Borrower’s representatives, professionals and their officers shall promptly advise Lender of any material adverse developments in the business or operations of Borrower or matters that could reasonably be expected to negatively impact Borrower’s Budget or otherwise constituting, with or without the passage of time, a Material Adverse Effect.

d.      Services Agreement.  Borrower will not amend, modify, waive or release any of its rights or any other terms or conditions under that certain Services Agreement that has been or will be entered into by and between Borrower and Energetix, LLC (“Energetix”) without the prior written consent of Lender (the “Services Agreement”).  Borrower hereby authorizes Lender to discuss the Collateral and other matters subject to the scope of the Services Agreement with representatives of Energetix.

e.      Further Assurances. Borrower shall execute such other and further documents and instruments and shall take such further action as the Lender may request to implement the provisions of this Agreement, the Amended Credit Agreement, the Amended Note and the other Loan Documents and to perfect the Liens created and evidenced by the Loan Documents and protect and preserve the Collateral (including the value thereof) and Lender’s interests therein.

9.           Agreements Concerning the Collateral.  BORROWER HEREBY RENOUNCES AND WAIVES ALL RIGHTS THAT ARE WAIVEABLE UNDER THE UNIFORM COMMERCIAL CODE AS ENACTED BY THE LAWS OF THE STATE OF NORTH DAKOTA OR ANY OTHER APPLICABLE JURISDICTION OR THAT ARE WAIVEABLE UNDER ANY OTHER APPLICABLE LAW WITH RESPECT TO THE COLLATERAL (INCLUDING ALL NOTICES REQUIRED UNDER THE UNIFORM COMMERCIAL CODE OR OTHERWISE) OR THE EXERCISE BY LENDER OF ANY RIGHT, POWER, REMEDY OR PRIVILEGE WITH RESPECT TO THE COLLATERAL.

WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BORROWER HEREBY RENOUNCES AND WAIVES RIGHTS (I) TO NOTICE OF DISPOSITION OF THE COLLATERAL, (II) TO ANY HEARING OF ANY KIND PRIOR TO THE EXERCISE BY LENDER OF ITS RIGHT TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS, TO REPLEVY, ATTACH, LEVY OR FORECLOSE UPON THE COLLATERAL, (III) TO REDEMPTION OF THE COLLATERAL, AND (IV) TO REQUIRE MANDATORY DISPOSITION WITHIN A FIXED PERIOD OF TIME.  BORROWER AGREES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THAT BORROWER WILL NOT AT ANY TIME PLEAD, CLAIM OR TAKE THE BENEFIT OF ANY HOMESTEAD, APPRAISEMENT, EVALUATION, STAY OR EXTENSION LAWS NOW OR HEREINAFTER IN FORCE.

10.           No Waiver, Etc.  No failure or delay by Lender in exercising any rights, powers or remedies under this Agreement, the Amended Credit Agreement, the Amended Note, the other Loan Documents, or any other obligations of Borrower to Lender will be a waiver thereof.  The acceptance by Lender of any partial performance as to any duty of performance owed to Lender will not operate to impair Lender’s rights to obtain or demand the full performance thereof.

11.           Release of Claims.  In consideration of this Agreement and other consideration afforded hereby, Borrower hereby fully and finally releases, remises, acquits, and forever discharges, with prejudice, Lender and Lender’s employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, members, shareholders, participants, predecessors, successors and assigns, subsidiary corporations, parent corporations, affiliates and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages, and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any manner or things done, omitted, or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement, the Original Loan Documents, the Amended Credit Agreement, the Amended Note and/or any other Loan Documents, including but not limited to, claims, liabilities or obligations relating to any settlement negotiations, representations, commitments, arrangements, liabilities, offsets or deductions of sums owed to or by Borrower (all of the foregoing hereinafter called the “Released Matters”).  Borrower acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.  Borrower represents and warrants to Lender that it has not purported to transfer, assign, or otherwise convey any right, title, or interest of Borrower in any Released Matter to any other person or entity and that the foregoing constitutes a full and complete release of all Released Matters.

12.           Waiver.  BORROWER HEREBY WAIVES EVERY PRESENT AND FUTURE DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH BORROWER MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY LENDER IN ENFORCING OR EXERCISING ANY RIGHT, POWER OR PRIVILEGE UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

BORROWER RATIFIES AND CONFIRMS WHAT LENDER MAY DO PURSUANT TO THE TERMS OF THIS AGREEMENT OR THE LOAN DOCUMENTS.  THIS PROVISION, AND THE RELEASES SET FORTH IN SECTION 11 OF THIS AGREEMENT, IS A MATERIAL INDUCEMENT FOR LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO BORROWER.

13.           Effect of Acknowledgments.  Any and all acknowledgments contained in this Agreement, including but not limited to those contained in Sections 1, 2, and 3 above, are intended to be and may be construed to be affirmative covenants, representations and warranties of Borrower.

14.           Indemnity and Expenses.  Without limiting any of Borrower’s indemnification and reimbursement obligations under the other Loan Documents, Borrower hereby agrees to indemnify Lender from and against any and all claims, losses and liabilities arising out or relating to this Agreement and/or any of the Obligations.  Borrower will pay Lender on demand all of Lender’s costs, expenses and fees, including but not limited to reasonable attorneys’ fees and of any experts or agents, incurred in connection with the Obligations and the Loan Documents.  Such costs and fees shall include, but not be limited to, unpaid expenses and fees relating to the preparation, execution and performance of this Agreement and any other documents and instruments executed in connection with the Loan Documents or this Agreement, and also including but not limited to expenses and fees relating to the enforcement of the Loan Documents and of any other documents and instruments executed in connection with this Agreement.

15.           Jury Trial Waiver.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS IT MAY HAVE TO TRIAL BY JURY WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS DIRECTLY OR INDIRECTLY ARISING OUT OF OR CONNECTED WITH THE LOAN DOCUMENTS, THIS AGREEMENT, OR ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT, ANY TRANSACTIONS OR OCCURRENCES ARISING THEREFROM, OR THE ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING.  EACH OF THE PARTIES HERETO (A) REPRESENTS THAT THIS WAIVER IS KNOWINGLY, WILLINGLY, AND VOLUNTARILY GIVEN; (B) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (C) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS, REPRESENTATIONS AND CERTIFICATIONS IN THIS SECTION.

16.           Governing Law; Jurisdiction; Venue; Consent to Services of Process.  Except to the extent governed by applicable Federal Law, this Agreement shall be governed by and construed in accordance with the internal Laws of the State of North Dakota (without giving effect to the conflicts of laws principles thereof).  The parties hereto consent to the jurisdiction of the state and federal courts located in the State of North Dakota to resolve any and all disputes under this Agreement or otherwise and waive any argument that venue in such forum is inconvenient (all as more specifically set forth in the Section 8.05 of the Amended and Restated Master Agreement, which provision, the parties acknowledge, is applicable to this Agreement as if fully set forth herein).

17.           Advice of Counsel.  Each of the parties to this Agreement has obtained such counsel as each deems appropriate before entering into this Agreement, and each has independently determined to enter into this Agreement and has not relied on any other party hereto (or counsel for such party) with respect to this Agreement.

18.           Entire Agreement.  There are no oral side agreements between Borrower and Lender relative to the terms hereof; the Amended Credit Agreement, the Amended Note, the other Loan Documents and this Agreement, and the documents executed in connection with this Agreement, represent the entire agreement between the parties relative to the subject matter hereof (superseding any prior or contemporaneous agreements or representations affecting the same subject matter) and which cannot be modified except in writing.

19.           Severability.  Any provision of this Agreement which is prohibited or unenforceable will be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions of this Agreement.

20.           Headings.  The bold-faced headings at the beginning of each paragraph are for convenience only and are not intended to be part of the substance of this Agreement; any perceived inconsistencies between the heading and the text are to be governed exclusively by the text.

21.           Counterparts.  This Agreement may be executed in facsimile and in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

22.           Continuing Effect.  The Amended Credit Agreement, the Amended Note and the other Loan Documents shall remain in full force and effect except to the extent specifically modified or supplemented by this Agreement.

23.           Further Assurances.  Borrower shall execute such other and further documents and instruments and shall take such further action as Lender may reasonably request to implement the provisions of this Agreement and the other Loan Documents.  Without limiting the generality of the foregoing, Borrower agrees to cooperate with Lender in connection the assignment and prosecution of any and all tort claims and commercial tort claims that Borrower may now or hereafter have against any Person.

24.           Reservation of Rights.  NOTHING CONTAINED IN THIS AGREEMENT OR OTHERWISE SHALL BE DEEMED TO CREATE A COURSE OF DEALING OR

OTHERWISE ENTITLE BORROWER TO A CONSENT TO, OR A WAIVER, AMENDMENT, MODIFICATION, OR OTHER CHANGE OF, ANY OF THE TERMS, CONDITIONS, OBLIGATIONS, COVENANTS, OR AGREEMENTS CONTAINED IN THE AMENDED CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENTS IN SIMILAR OR DIFFERENT CIRCUMSTANCES IN THE FUTURE.  BORROWER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT SHALL NOT BE DEEMED AN AGREEMENT BY LENDER TO MAKE OR RENEW ANY LOANS OR ADVANCES, GRANT ANY FURTHER WAIVERS OR EXTEND ANY FORBEARANCES OR FINANCIAL ACCOMMODATIONS OTHER THAN THOSE SPECIFICALLY CONTAINED HEREIN.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Agreement to be executed effective as of the date first above written by their duly authorized representatives.

BORROWER:

NEDAK ETHANOL, LLC

By:	/s/ Jerome Fagerland
Name:	Jerome Fagerland
Title:	Pres. & Gen. Mngr.

By:	/s/ Everett L. Vogel
Name:	Everett L. Vogel
Title:	Board Chair

LENDER:

AGCOUNTRY FARM CREDIT SERVICES, FLCA

By:	/s/ Randolph L. Aberle
Name:	Randolph L. Aberle
Title:	Senior Vice President

S-1

Exhibit A

Form of Draw Request

DRAW REQUEST

AgCountry Farm Credit Services, FLCA
1900 44th Street South
PO Box 6020
Fargo ND 58108

Attn:	Randy Aberle
E-mail: randy.aberle@agcountry.com
Fax: (877) 811-4074

Ron Beyer
E-mail: ron.beyer@agcountry.com

Re:	Request for Protective Advance

Reference is hereby made to Section 5 of that certain Collateral Maintenance and Preservation Agreement (the “Collateral Maintenance Agreement”) dated as of August 1, 2012, by and between NEDAK Ethanol, LLC (“Borrower”) and AgCountry Farm Credit Services, FLCA (“Lender”).  Capitalized terms used and not otherwise defined herein shall have the meanings prescribed in the Collateral Maintenance Agreement.

Subject to the terms and conditions of the Collateral Maintenance Agreement, the Borrower hereby requests the following Protective Advance from the Lender:

1.   A Protective Advance from the Lender in the amount of $ [_____________________________ ].

2.   The proceeds of the Protective Advance will be used for purposes detailed in the Budget that the Borrower has prepared and submitted for payments identified to be made during the period from [_________] to [__________________].

3.   The requested funding date is [_______________________].

The Borrower hereby reaffirms all of the covenants, representations, terms, waivers, releases and agreements set forth in the Collateral Maintenance Agreement as if made and given again as of the date hereof with the intention that Lender shall be entitled to rely upon the same in connection with making each Protective Advance.

A-1

Very truly yours,

NEDAK ETHANOL, LLC.

By:
Name:	Jerome Fagerland
Title:	President and General Manager
Date:

cc:           Energetix, LLC - E-mail: mick.miller@energetix.com
Lindquist & Venum PLLP – E-mail: gsinger@lindquist.com

A-2